UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 26, 2005



                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


              222 Lakeview Ave., PMB 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (561) 832-5696


                                Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANTS BUSINESS AND OPERATIONS


Item 1.01 Entry into a Material Definitive Agreement


     (a)  Standby Equity Distribution Agreement

On August 26, 2005, we entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP ("Cornell Capital"), pursuant to which we may, at our discretion, periodically sell to Cornell Capital shares of our common stock for a total purchase price of up to $8,000,000. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital will pay us 96% of the lowest closing bid price of our common stock as quoted on the Over-the-Counter Bulletin Board or other principal market on which our common stock is traded for the five days immediately following the date we deliver a notice requiring Cornell Capital to purchase our shares under the Standby Equity Distribution Agreement.

Cornell Capital's obligation to purchase shares of our common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including our obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement (the "Registration Statement") and is limited to $300,000 per weekly advance.

The commitment period under the Standby Equity Distribution Agreement commences on the earlier to occur of (i) the date that the Registration Statement is declared effective by the Securities and Exchange Commission (the "Effective Date"), or (ii) such earlier date as we and Cornell Capital may mutually agree in writing.

The commitment period under the Standby Equity Distribution Agreement expires on the earliest to occur of (i) the date on which Cornell Capital has purchased an aggregate amount of $8,000,000 shares of our common stock under the Standby Equity Distribution Agreement, (ii) the date occurring twenty-four months after the Effective Date, or (iii) the date the Agreement is earlier terminated (in the event that (x) there occurs any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty trading days, other than due to the acts of Cornell Capital, during the commitment period, and (y) we fail materially to comply with any of the covenants contained



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in the  Standby  Equity  Distribution  Agreement  and such  failure is not cured within thirty days after receipt of written notice from Cornell Capital, provided, however, that this termination provision does not apply to any period commencing upon the filing of a post-effective amendment to the Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC).

We have agreed to pay Cornell Capital 5% of the proceeds that we receive from each advance under the Standby Equity Distribution Agreement. In addition, upon our obtaining shareholder approval and filing an amendment to our Certificate of Incorporation to increase our authorized common stock, we will pay Cornell Capital a commitment fee by issuing shares of our common stock in an amount equal to $320,000 at a price per share that is the lowest closing bid price of our common stock, as quoted by Bloomberg, LP during the five trading days immediately preceding the filing of the amendment to our Certificate of Incorporation as described above. In addition, we have issued to Cornell Capital a warrant to purchase 500,000 shares of our common stock at an exercise price of $0.12 per share.

We also paid Yorkville Advisors Management, LLC a fee of $15,000 for structuring in connection with this transaction and $10,000 for due diligence expenses.

We have agreed to pay the placement agent a fee of $10,000 in our common stock under a placement agent agreement relating to the Standby Equity Distribution Agreement. These shares will be issued upon our obtaining shareholder approval and filing an amendment to our Certificate of Incorporation to increase our authorized common stock as described above and will be at a price per share that is the lowest closing bid price of our common stock, as quoted by Bloomberg LP during the five trading days immediately preceding the filing of the amendment to our Certificate of Incorporation.

     (b) Securities Purchase Agreement

On August 26, 2005, we entered into a Securities Purchase Agreement with Cornell Capital pursuant to which we issued a secured convertible debenture in the principal amount of $150,000 (the "First Debenture"). Upon the satisfaction of certain conditions (including the shareholder approval and amendment to our Certificate of Incorporation as described above and the preparation of a registration statement (the "Debenture Registration Statement") covering the shares of our common stock issuable upon conversion of the Debentures), we will issue a second debenture in the principal amount of $150,000 to Cornell Capital (the "Second Debenture" and collectively with the First Debenture the "Debentures"). The Debentures have a nine-month term and accrue interest at 12% per year.



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The  Debentures  are  convertible  into  shares of our common  stock.  The First
Debenture is convertible, and the Second Debenture will be convertible, at a price per share of $0.0497, as adjusted in accordance with the terms of the Debentures.

The Debentures are convertible into shares of our common stock at the option of Cornell Capital, subject to certain limitations including that Cornell Capital may not convert the Debenture for a number of shares in excess of that number of shares which, upon giving effect to such conversion, would cause the aggregate number of shares of our common stock beneficially held by Cornell Capital to exceed 4.9% of our then outstanding common stock. Upon an uncured event of default, the conversion price is reduced to $0.0124 per share. We are permitted to redeem all or a portion of the Debentures. In the event the closing bid price for our stock on a redemption date is greater than the Debenture's conversion price, we must pay a redemption premium of 20% of the amount of redeemed in addition to such redemption.

We have granted a security interest to Cornell Capital covering substantially all of our assets to secure the obligations under the Debentures. Three of our shareholders (including Louis Pardo) have pledged an aggregate of approximately 18 million shares of our stock to further secure our obligations. These pledged shares will be replaced by the Company's pledge of approximately $1,500,000 of the common stock upon our obtaining the shareholder approval and filing the amendment to our Certificate of Incorporation as described above.

Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The Debentures were sold to one accredited investor in a private placement without the use of any form of general solicitation or advertising.

No commissions were paid to broker-dealers in connection with this transaction.


Item 2.03.  Creation of a Direct Financial Obligation

See Item 1.01 above.


Item 3.02.  Unregistered Sales of Equity Securities

     (a) Standby Equity Distribution Agreement

See Item 1.01(a) above.



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     (b) Securities Purchase Agreement

See Item 1.01(b) above.


SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

Exhibit
Number      Description                                 Location
---------- -------------------------------------------------------

10.1       Standby Equity Distribution Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP     Filed herewith

10.2       Registration Rights Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP     Filed herewith

10.3       Securities Purchase Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP
           (Exhibits omitted)                           Filed herewith

10.4       Security Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP     Filed herewith

10.5       Investor Registration Rights Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP     Filed herewith


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



10.6       Insider Pledge Agreement
           dated as of August 26, 2005 among Louis
           Pardo dit Pardo, Cornell Capital Partners,
           LP, Poseidis, Inc., and David Gonzalez
           (Escrow Agent)                               Filed herewith

10.7       Insider Pledge Agreement
           dated as of August 26, 2005 among Christophe
           Giovannetti, Cornell Capital Partners, LP,
           Poseidis, Inc., and David Gonzalez
           (Escrow Agent)                               Filed herewith

10.8       Insider Pledge Agreement
           dated as of August 26, 2005 among DMI
           Joaillerie Paris, Cornell Capital Partners,
           LP, Poseidis, Inc., and David Gonzalez
           (Escrow Agent)                               Filed herewith

99.1       Warrant
           dated as of August 26, 2005 issued to
           Cornell Capital Partners, LP
           (500,000 shares)                             Filed herewith

99.2       Secured Convertible Debenture
           dated as of August 26, 2005 issued
           to Cornell Capital Partners, LP              Filed herewith

99.3       Warrant
           dated as of August 26, 2005 issued to
           Cornell Capital Partners, LP
           (1,250,000 shares)                           Filed herewith



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 1, 2005

                                 POSEIDIS, INC.
                             ----------------------
                                  (Registrant)



                             By: /s/ Louis Pardau dit Pardo
                             ------------------------------------
                             Louis Pardau dit Pardo
                             President














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